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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  December 17, 2001

American Restaurant Group, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

33-48183 (Commission File Number)	33-0193602 (I.R.S. Employer Identification No.)
4410 El Camino Real, Suite 201 Los Altos, CA (Address of Principal Executive Offices)	94022 (Zip Code)

(650) 949-6400
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

    American Restaurant Group, Inc. and its subsidiaries (collectively, ARG and its subsidiaries, the "Companies") entered into a loan agreement effective December 17, 2001 with Foothill Capital Corporation under which the Companies can borrow up to $15,000,000 under a revolving credit facility (the "New Credit Facility"). The New Credit Facility provides for cash advances and letters of credit and expires on December 17, 2005. The Companies intend to use the New Credit Facility for general corporate purposes. The New Credit Facility replaces a credit facility the Companies had with Fleet National Bank that was to expire on June 30, 2002.

    This Form 8-K may contain "Forward-Looking Statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts included in this Form 8-K may constitute forward-looking statements. Although American Restaurant Group, Inc. believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Actual results may differ materially from expectations because of changes in operating performance, project schedules, and other technical and economic factors.

Company Contact:	Patrick J. Kelvie (650) 949-6400

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (a)
  Not Applicable

  (b)
  Not applicable

  (c)
  The following document is filed as an exhibit to this report:

EXHIBIT NO.	DESCRIPTION

99.1	Press Release dated December 20, 2001

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SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN RESTAURANT GROUP, INC. (Registrant)
Date:	December 21, 2001	By:	/s/ RALPH S. ROBERTS Ralph S. Roberts Chief Executive Officer and President

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  ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE
  ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURE